UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 South Tryon Street, Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip Code)

(800) 488-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Duke Energy Corporation	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC

Duke Energy Corporation	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC

Duke Energy Corporation	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2026, Duke Energy Corporation (the “Company”) entered into an Equity Distribution Agreement dated March 6, 2026 (the “Equity Distribution Agreement”) with Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Nomura Securities International, Inc. (acting through BTIG, LLC as agent), RBC Capital Markets, LLC, Regions Securities LLC, Santander US Capital Markets LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each acting as agent for the Company (except for Nomura Securities International, Inc.) (each, a “Sales Agent” and collectively, the “Sales Agents”) and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., The Bank of New York Mellon, Canadian Imperial Bank of Commerce, Citibank N.A., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Huntington Securities, Inc., JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Nomura Global Financial Products, Inc., Royal Bank of Canada, Regions Securities LLC, Banco Santander, S.A., The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association or their respective affiliates or agents, each acting as forward purchaser (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”), establishing an at-the-market equity distribution program pursuant to which the Company, through the Sales Agents, may offer and sell up to an aggregate sales price of $6,000,000,000 of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) over a period of time and from time to time.

In addition to the offering and sale of shares of Common Stock through the Sales Agents, the Company may enter into one or more separate forward sale agreements (each, a “Forward Sale Agreement” and collectively, the “Forward Sale Agreements”) with the Forward Purchasers. In connection with each Forward Sale Agreement, the relevant Forward Purchaser will, at the Company’s request, borrow from third parties and, through its relevant agent, sell a number of shares of Common Stock equal to the number of shares of Common Stock that underlie the related Forward Sale Agreement (each of Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Nomura Securities International, Inc. (acting through BTIG, LLC as agent), RBC Capital Markets, LLC, Regions Securities LLC, Santander US Capital Markets LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, in its capacity as agent for the related Forward Purchaser, a “Forward Seller” and collectively, the “Forward Sellers”).

The Company will not initially receive any proceeds from the sale of borrowed shares of its Common Stock by the relevant Forward Seller, as agent for the related Forward Purchaser . However, the Company expects to receive proceeds from the sale of shares of its Common Stock upon any future physical settlement of a Forward Sale Agreement with the relevant Forward Purchaser on or prior to the maturity date of such Forward Sale Agreement.

In a forward transaction under one form of Forward Sale Agreement (an “Initially-Priced Forward Sale Agreement”), referred to as an “Initially-Priced Forward Transaction,” we will receive a forward sale price initially-established under the applicable Initially-Priced Forward Sale Agreement at the settlement of such Initially-Priced Forward Transaction, subject to the price adjustment and other provisions of such Initially-Priced Forward Sale Agreement. In a separate forward transaction under a different form of Forward Sale Agreement (a “Collared Forward Sale Agreement”), referred to as a “Collared Forward Transaction,” we will receive a forward sale price established during the term of such Collared Forward Transaction at the settlement of such Collared Forward Transaction, subject to a floor price and a cap price established at the outset of such Collared Forward Sale Transaction as well as the price adjustment and other provisions of the applicable Collared Forward Sale Agreement.

The Company has been advised that in respect of any Collared Forward Transaction, the Forward Purchasers expect that the relevant Forward Purchaser (and/or its affiliates) will (i) during the initial hedging period of such transaction, concurrently with the Forward Seller borrowing and selling into the market the number of shares underlying such transaction, purchase a substantial portion of such number of shares for its own account and (ii) during the term of such transaction, dynamically modify its hedge positions, for its own account, by buying, selling, or engaging in other transactions with respect to, shares of Common Stock, which in each case may impact the price of the Common Stock.

The Company may elect to settle an Initially-Priced Forward Transaction in whole or in part on or prior to its maturity date and, also, may elect to cash settle or net share settle an Initially-Priced Forward Transaction. If the Company elects to cash settle or net share settle an Initially-Priced Forward Transaction, the Company may not (in the case of any cash settlement) or will not (in the case of any net share settlement) receive any proceeds and, instead, may owe cash (in the case of any cash settlement) or shares of its Common Stock (in the case of any net share settlement) to the relevant Forward Purchaser. The Company may not elect to settle a Collared Forward Transaction in part and may not elect to settle a Collared Forward Transaction prior to its maturity date. However, the relevant Forward Purchaser will potentially have the right to settle a Collared Forward Transaction at any time on or after a date specified in the applicable Collared Forward Sale Agreement, and we may elect to receive in the form of our Common Stock instead of in cash under such Collared Forward Transaction, subject to certain conditions specified in the applicable Collared Forward Sale Agreement, a portion of the relevant forward sale price equal to the amount (if any) by which such forward sale price (which may not be more than the relevant cap price) exceeds the relevant floor price, subject to certain adjustments.

Sales of the shares of Common Stock, if any, under the Equity Distribution Agreement will be made in negotiated transactions, including block trades, transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange LLC or sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks or through any other method permitted by applicable law. The Company may also sell some or all of the shares of Common Stock under the Equity Distribution Agreement to a Sales Agent as principal for its own account at prices agreed upon at the time of sale.

The Company will pay each of the Sales Agents a commission of up to 1.00% of the sales price of all shares of Common Stock sold through it as sales agent under the Equity Distribution Agreement. The remaining sales proceeds, after deducting any expenses payable by the Company and any transaction fees imposed by any governmental, regulatory or self-regulatory organization in connection with the sales, will be the Company’s net proceeds for the sale of the shares by the sales agents. In connection with each Initially-Priced Forward Transaction, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under the applicable Initially-Priced Forward Sale Agreement, a commission of up to 1.00% of the sales price of all borrowed shares of Common Stock sold during the applicable forward hedge selling period by it as a Forward Seller. In connection with each Collared Forward Transaction, the relevant Forward Seller may receive, reflected in a reduced collared forward sale price payable by the relevant Forward Purchaser under the applicable Collared Forward Sale Agreement, a commission of up to 1.00% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable forward hedge selling period by it as a Forward Seller, and any such commission will be deducted from the amount paid to the Company on the settlement date of such Collared Forward Transaction.

The foregoing descriptions of the Equity Distribution Agreement, the Initially-Priced Forward Sale Agreements and the Collared Forward Sale Agreements do not purport to be complete and are qualified in their entirety by reference to the terms and conditions of the Equity Distribution Agreement and the relevant Forms of Initially-Priced Forward Sale Agreement and Collared Forward Sale Agreement, which are filed as Exhibits 99.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion regarding validity of the shares of Common Stock

10.1	Form of Initially-Priced Forward Sale Agreement

10.2	Form of Collared Forward Sale Agreement

23.1	Consent (included as part of Exhibit 5.1)

99.1	Equity Distribution Agreement dated March 6, 2026, among the Company and Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Santander US Capital Markets LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, acting as sales agents, and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., The Bank of New York Mellon, Canadian Imperial Bank of Commerce, Citibank N.A., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Huntington Securities, Inc., JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Nomura Global Financial Products, Inc., Royal Bank of Canada, Regions Securities LLC, Banco Santander, S.A., The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association or their respective affiliates, acting as forward purchasers.

104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document).

Information Regarding Forward-Looking Statements

This current report includes forward-looking statements. Duke Energy Corporation based these forward-looking statements on its current expectations about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties included in the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q and Current Reports on 8-K filed with the SEC, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: March 6, 2026
	By:	/s/ Elizabeth H. Jones
		Name:	Elizabeth H. Jones
		Title:	Assistant Corporate Secretary

4